UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 27, 2009

BRAND NEUE CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

                      000-53318                                                                                98-0560939
                       (Commission File Number)                                                 (IRS Employer Identification No.)

105 S.E. Executive Drive, Suite 13, Bentonville, Arkansas, 72712
(Address of Principal Executive Offices)      (Zip Code)

(479) 845 - 0109
(Registrant's Telephone Number, Including Area Code)

Qele Resources Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 27, 2009, Board of Directors of the Registrant dismissed Seale and Beers, CPA’s, as its independent registered public account firm. On the same date, August 27, 2009, the accounting firm of Madsen & Associates CPA’s Inc. was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers, CPA’s and the engagement of Madsen & Associates CPA’s Inc. as its independent auditor.  On August 6, 2009, Seale and Beers CPAs were appointed independent registered public accountants to replace Moore and Associates Chartered  and were responsible for the review of the Registrant’s interim financial statements for the period ended June 30, 2009.

None of the reports Moore and Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended March 31, 2009 a going concern qualification in the Registrant's audited financial statements.

There has been no disagreements with Seale and Beers, CPA’s whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPA’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

The Registrant has requested that Seale and Beers, CPA’s to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On August 27, 2009 the Registrant engaged Madsen & Associates CPA’s Inc. as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted Madsen & Associates CPA’s Inc. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.   Exhibits

16.1           Letter from Seale and Beers, CPA’s, dated August 27, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 27, 2009

By:           DEBORAH APPANA

Name:  Deborah Appana
Title: Director